UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): August 26, 1996





                            THE LEATHER FACTORY, INC.
             (Exact name of registrant as specified in its charter)






         Delaware                      1-12368                75-2543540
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)






     3847 East Loop 820 South, Ft. Worth, Texas                  76119
     (Address of principal executive offices)                 (Zip Code)






       Registrant's telephone number, including area code: (817) 496-4414

         Item 4. Changes in Registrant's Certifying Accountant

              Effective August 26, 1996, the Board of Directors of the Company, as well as the Audit Committee of the Board of Directors of the Company, approved the engagement of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1996 to replace the firm of Arthur Andersen LLP ("Andersen"), who were dismissed as auditors of the Company.

              The reports of Andersen on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

              In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995, and in the subsequent interim period, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter in their reports. In addition, during the aforementioned fiscal years and the interim period during which Andersen served the Company preceding its dismissal, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated pursuant to the Securities Exchange Act of 1934.

              Andersen has not advised the Company during the two most recent fiscal years and in the subsequent interim period that: (i) the internal controls necessary for the Company to develop reliable financial statements do not exist; (ii) information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (iii) there was a need to expand significantly the scope of its audits, or
         (iv) information has come to their attention that they have concluded will, or that if further investigated might, materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements.

              No consultations occurred between the Company and Ernst & Young LLP during the two fiscal years and any interim period preceding the appointment of Ernst & Young LLP regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

              The Company has requested Andersen to furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the disclosures made herein. A copy of that letter, dated August 28, 1996, is filed as Exhibit 16.1 to this Current Report on Form 8-K.



         Item 7. Financial Statements and Exhibits

               (a) Financial Statements

                   None


               (b) Pro Forma Financial Information

                   None


               (c) Exhibits

                   A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which immediately precedes such exhibits, and is incorporated herein by reference.

                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE LEATHER FACTORY, INC.


         Date: August 30, 1996             BY: /s/ Wray Thompson
                                           ----------------------
                                           Wray Thompson
                                           President and Chief Executive Officer

                   THE LEATHER FACTORY, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


Exhibit                                                                         Sequentially
Number                            Description                                   Numbered Page
- ------                            -----------                                   -------------
16.1         Letter   addressed   to  the   Securities   and  Exchange
             Commission  dated  August 28,  1996,  from the  Company's
             former auditors,  Arthur Andersen LLP,  relative to their
             agreement  with  the  statements  made  in Item 4 of this
             Current Report on Form 8-K.


                                  EXHIBIT 16.1

August 28, 1996

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549






To the Office of the Chief Accountant:

We have read Item 4 included in the attached Form 8-K dated August 26, 1996 of The Leather Factory, Inc. (Commission File Number 1-12368) to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP